                                                                   Exhibit 99.1a

           PURCHASE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000

     These Purchase Agreement Master Securitization Terms Number 1000 ("Master Terms") dated as of June 10, 2004 among Student Loan Marketing Association ("SLMA"), SLM Funding LLC ("Funding") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of Funding under the Interim Trust Agreement dated as of June 1, 2004 between Funding and the Interim Eligible Lender Trustee, shall be effective upon execution by the parties hereto. References to Funding herein mean the Interim Eligible Lender Trustee for all purposes involving the holding or transferring of legal title to the Eligible Loans.

     WHEREAS, SLMA is the owner of certain student loans guaranteed under the Higher Education Act;

     WHEREAS, Funding desires to purchase from SLMA the portfolio of Initial Loans;

     WHEREAS, from time to time following the Closing Date until the end of the Funding Period, SLMA may desire to sell Additional Loans and Funding may purchase such Additional Loans in accordance with these Master Terms and the related Additional Purchase Agreements; and

     WHEREAS, the Interim Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such Loans on behalf of Funding.

     NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1. TERMS

     These Master Terms establish the terms under which SLMA may sell and Funding (and with respect to legal title, the Interim Eligible Lender Trustee on behalf of Funding) may purchase the Loans (and all obligations of the Borrowers thereunder) specified in the Initial Purchase Agreement with respect to the Initial Loans or each Additional Purchase Agreement with respect to the Additional Loans, as the parties may execute from time to time pursuant to these Master Terms. The Initial Purchase Agreement and each Additional Purchase Agreement, as applicable, shall be substantially in the form of Exhibit A and Exhibit C hereto, respectively, in each case incorporating by reference the terms of these Master Terms, and shall be a separate agreement among SLMA, Funding, and the Interim Eligible Lender Trustee on behalf of Funding with respect to the Loans covered by the terms of the Initial Purchase Agreement or the related Additional Purchase Agreement, as applicable. If the terms of the Initial Purchase Agreement or an Additional Purchase Agreement conflict with the terms of these Master Terms, the terms of the Initial Purchase Agreement or the related Additional Purchase Agreement, as applicable, shall supersede and govern.

SECTION 2. DEFINITIONS

     Capitalized terms used but not otherwise defined herein, including in the related Purchase Agreement and Bill of Sale, shall have the definitions set forth in Appendix A-1 to the Indenture, dated as of June 1, 2004, among the Eligible Lender Trustee on behalf of the Trust, the Trust and the Indenture Trustee, as may be amended or supplemented from time to time.

     For purposes hereof:

     (A) "Account" means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

     (B) "Additional Bill of Sale" means each document, in the form of Exhibit D hereto, executed by an authorized officer of SLMA, Funding and the Interim Eligible Lender Trustee on behalf of Funding which shall: (i) set forth the list and certain terms of Additional Loans offered by SLMA and accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding, including the Additional Loans Purchase Price for the Additional Loans being sold thereunder and (ii) sell, assign and convey to the Interim Eligible Lender Trustee, for the benefit of Funding and its assignees, all right, title and interest of SLMA in the Additional Loans listed on the related Additional Bill of Sale.

     (C) "Additional Loan" means the Eligible Loans evidenced by a Note or Notes sold from time to time during the Funding Period pursuant to an Additional Purchase Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

     (D) "Additional Loans Purchase Price" means the dollar amount representing the aggregate purchase price of the related Additional Loans as specified in the applicable Additional Purchase Agreement.

     (E) "Additional Purchase Agreement" means each Additional Purchase Agreement (including the related Additional Bill of Sale, the related Blanket Endorsement and any attachments thereto), substantially in the form of Exhibit C hereto (of which these Master Terms form a part by reference), to be executed by SLMA, Funding and the Interim Eligible Lender Trustee for the benefit of Funding, which certifies that the representations and warranties made by SLMA as set forth in Sections 5(A) and (B) of these Master Terms are true and correct as of the related Purchase Date.

     (F) "Bill of Sale" means the Initial Bill of Sale or an Additional Bill of Sale, as applicable.

     (G) "Borrower" means the obligor on a Loan.

     (H) "Consolidation Loan" means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

     (I) "Cutoff Date" means the Statistical Cutoff Date or any Subsequent Cutoff Date, as applicable.

     (J) "Delinquent" means the period any payment of principal or interest due on the Loan is overdue.

     (K) "Eligible Loan" means a Loan offered for sale by SLMA under a Purchase Agreement which as of the related Cutoff Date is current or not more past due than permitted under such Purchase Agreement in payment of principal or interest and which meets the following criteria as of the effective date of the related Bill of Sale:

          (i) is a Consolidation Loan;

          (ii) is owned by SLMA and is fully disbursed;

          (iii) is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan;

          (iv) bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

          (v) is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

          (vi) if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

          (vii) is current or no payment of principal or interest shall be more than 210 days past due as of the statistical Cutoff Date or in relation to any Additional Purchase Agreement, the related subsequent Cutoff Date;

          (viii) the last disbursement was before the related Cutoff Date;

          (ix) is supported by the following documentation:

               1.   loan application, and any supplement thereto,

               2. original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

               3.   evidence of guarantee,

               4. any other document and/or record which Funding may be required to retain pursuant to the Higher Education Act,

               5. if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the related Cutoff Date and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower's behalf to principal and interest on the Loan,

               6. if applicable, documentation which supports periods of current or past deferment or past forbearance,

               7. if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

               8. if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

               9. if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower's school(s) have been notified, and

               10. if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file.

     (L) "Excess Distribution Certificate" means the certificate, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(p) and 2.9(f) of the Administration Agreement.

     (M) "Initial Bill of Sale" means the document, in the form of Exhibit B hereto, executed by an authorized officer of SLMA which shall (i) set forth the applicable Initial Loans offered by SLMA and accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding, (ii) sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of Funding and its assignees all rights, title and interest of SLMA in the Initial Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by SLMA as set forth in Sections 5 (A) and (B) of these Master Terms are true and correct.

     (N) "Initial Cutoff Date" means June 10, 2004.

     (O) "Initial Loans" means the Eligible Loans evidenced by the Notes sold on the Closing Date pursuant to the Initial Purchase Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

     (P) "Initial Payment" means the dollar amount specified as the "Initial Payment" in the Initial Purchase Agreement.

     (Q) "Initial Purchase Agreement" means the Purchase Agreement (including the related Blanket Endorsement, Initial Bill of Sale and any attachments thereto) substantially in the form of Exhibit A hereto (of which these Master Terms form a part by reference), to be executed by SLMA, Funding and the Interim Eligible Lender Trustee, which shall certify that the representations and warranties made by SLMA as set forth in Sections 5 (A) and (B) of these Master Terms are true and correct as of the Closing Date.

     (R) "Loan" means an Initial Loan or an Additional Loan, as applicable, offered for sale and purchased pursuant.

     (S) "Loan Transmittal Summary Forms" means the forms related to each Bill of Sale provided to SLMA by Funding and completed by SLMA that list, by Borrower, (i) the Loans subject to the related Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereof as of the related Cutoff Date.

     (T) "Note" means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

     (U) [RESERVED]

     (V) "Principal Balance" means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

     (W) "Purchase Agreement" means the Initial Purchase Agreement or an Additional Purchase Agreement, as applicable.

     (X) "Purchase Date" means with respect to the Initial Loans, the Closing Date, and with respect to any Additional Loans, the date of the related Additional Bill of Sale.

     (Y) "Purchase Price" means the Initial Payment or the Additional Loans Purchase Price, as applicable.

     (Z) "Purchased Loans" means, with respect to each Purchase Agreement, the Loans offered for sale and purchased pursuant to such Purchase Agreement.

     (AA) "Sale Agreement" means the Sale Agreement Master Securitization Terms Number 1000, dated as of June 10, 2004, among SLM Funding LLC, as Seller, SLM Student Loan Trust 2004-5, as Purchaser, and Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee and as Eligible Lender Trustee.

     (BB) "Secretary" means the United States Secretary of Education or any successor.

     (CC) "Statistical Cutoff Date" means May 24, 2004.

     (DD) "Subsequent Cutoff Date" means the date specified in the related Additional Agreement agreed to by SLMA and Funding for the purposes of determining the Principal Balance and accrued interest to be capitalized of or on, as applicable, for purposes of completing each related Loan Transmittal Summary Form.

     (EE) [RESERVED]

     (FF) "Subsidized" means a Loan for which the interest rate is governed by
     Section 427A(a) or 427A(d) of the Higher Education Act.

     (GG) "Trust" means SLM Student Loan Trust 2004-5.

     (HH) "Trust Student Loan" means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date, plus any Additional Trust Student Loan, plus any student loan that is permissibly substituted for a Trust Student Loan by the Depositor pursuant to Section 6 of the Sale Agreement or pursuant to Section 6 of an Additional Sale Agreement, or by the Servicer pursuant to Section 3.5 of the Servicing Agreement, but shall not include any Purchased Student Loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto or any Liquidated Student Loan following receipt by or on behalf of the Trust of Liquidation Proceeds with respect thereto or following such Liquidated Student Loan having otherwise been written off by the Servicer.

     (II) "Unsubsidized" means a Loan made pursuant to Section 428H of the Higher Education Act.

SECTION 3. SALE/PURCHASE

SECTION 3.1 SALE/PURCHASE OF INITIAL LOANS

     (A) Consummation of Sale and Purchase

          The sale and purchase of Eligible Loans pursuant to the Initial Purchase Agreement with respect to the Initial Loans shall be consummated upon: (i) Funding's receipt from SLMA of the Initial Bill of Sale; (ii) the payment by Funding to SLMA of the Initial Payment; and (iii) the assignment to SLMA of the Excess Distribution Certificate. Upon consummation, such sale and purchase shall be effective as of the date of the Initial Bill of Sale. SLMA and Funding shall use their best efforts to perform promptly their respective obligations pursuant to the Initial Purchase Agreement with respect to each Initial Loan.

     (B) Settlement of the Initial Payment

          On the date of the Initial Bill of Sale, Funding shall pay to SLMA the Initial Payment by wire transfer of immediately available funds to the account specified by SLMA.

     (C) Interest Subsidy and Special Allowance Payments and Rebate Fees

          SLMA shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Initial Loan accruing up to but not including the Initial Cutoff Date and shall be responsible for the payment of any rebate fees applicable to the Initial Loans accruing up to but not including the Closing Date. The Interim Eligible Lender Trustee on behalf of Funding shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Initial Loans accruing from the Initial Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to the Initial Loans accruing from the Closing Date.

SECTION 3.2 SALE/PURCHASE OF ADDITIONAL LOANS

     (A) Requirements Relating to Additional Loans

          From time to time during the Funding Period, SLMA may sell Eligible Loans to Funding, and Funding has the obligation (but only to the extent that the Eligible Loans are contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust in accordance with the Sale Agreement and the related Additional Sale Agreement) to purchase such Additional Loans from SLMA at the related Additional Loans Purchase Price set forth in the related Additional Purchase Agreement. The sale and purchase of Additional Loans pursuant to an Additional Purchase Agreement shall be consummated as set forth in this Section 3.2.

     (B) Consummation of Sale and Purchase

          During the Funding Period, the sale and purchase of Eligible Loans pursuant to an Additional Purchase Agreement shall be consummated upon (i) Funding's receipt from SLMA of a fully executed copy of the related Additional Purchase Agreement; and (ii) the payment by Funding to SLMA of the related Purchase Price. Upon consummation, such sale and purchase shall be effective as of the date of the related Additional Bill of Sale. SLMA and Funding shall use their best efforts to perform promptly their respective obligations pursuant to the related Additional Purchase Agreement with respect to each Additional Loan.

     (C) Settlement of the Purchase Price

          On the date of the related Additional Bill of Sale, Funding shall pay SLMA the related Purchase Price by wire transfer of immediately available funds to the account specified by SLMA.

     (D) Interest Subsidy and Special Allowance Payments and Rebate Fees

          SLMA shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on the Additional Loans accruing up to but not including the related Subsequent Cutoff Date and shall be responsible for the payment of any rebate fees applicable to such Additional Loans subject to the related Additional Bill of Sale accruing up to but not including the date of the related Additional Bill of Sale. The

     Interim Eligible Lender Trustee on behalf of Funding shall be entitled to all Special Allowance Payments and Interest Subsidy Payments accruing from the related Subsequent Cutoff Date with respect to the Additional Loans, and shall be responsible for the payment of any rebate fees applicable to the Additional Loans which are Consolidation Loans subject to the related Additional Bill of Sale accruing from the date of the related Additional Bill of Sale.

     (D) GENERAL

          (i) Special Programs

          In consideration of the sale of the Loans under these Master Terms and the related Purchase Agreements, Funding agrees to cause the Servicer to offer Borrowers of Trust Student Loans all special programs, whether or not in existence as of the date of the related Purchase Agreements, generally offered to the obligors of comparable loans owned by SLMA, at all times subject to the terms and conditions of Section 3.12 of the Servicing Agreement. SLMA is selling Loans to Funding without regard to the effect of the special programs. SLMA shall remit to Funding any amounts by which payments on the Trust Student Loans are reduced by the special payments as set forth in Section 3.12 of the Servicing Agreement.

          (ii) Intent of the Parties

          With respect to each sale of Loans pursuant to these Master Terms and the related Purchase Agreements, it is the intention of SLMA, the Interim Eligible Lender Trustee and Funding, and SLMA hereby warrants that, the transfer and assignment constitute a valid sale of such Loans from SLMA to the Interim Eligible Lender Trustee, for the benefit of and on behalf of Funding, and that the beneficial interest in and title to such Loans not be part of SLMA's estate in the event of the bankruptcy of SLMA or the appointment of a receiver with respect to SLMA.

SECTION 4. CONDITIONS PRECEDENT TO PURCHASE

          Any purchase of Loans pursuant to these Master Terms is subject to the following conditions precedent being satisfied (and SLMA, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

     (A) Activities Prior to the Related Purchase Date

          SLMA shall provide any assistance requested by Funding in determining that all required documentation on the related Loans is present and correct.

     (B) Continued Servicing

          Following the execution of each Purchase Agreement, SLMA shall service, or cause to be serviced, all Loans subject to such Purchase Agreement as required under the Higher Education Act until the date of the related Bill of Sale.

     (C) Bill of Sale/Loan Transmittal Summary Form

          SLMA shall deliver to Funding:

          (i) a Bill of Sale that (a) has been duly authorized, executed and delivered, by an authorized officer of SLMA, covering the applicable Loans offered by SLMA, (b) has been accepted by Funding as set forth thereon, selling, assigning and conveying to the Interim Eligible Lender Trustee on behalf of Funding and its assignees all right, title and interest of SLMA, including the insurance interest of SLMA, in each of the related Loans, and (c) states that the representations and warranties made by SLMA in Sections 5(A) and (B) of these Master Terms are true and correct on and as of the date of the related Bill of Sale; and

          (ii) the Loan Transmittal Summary Form, attached to the related Bill of Sale, identifying each of the Eligible Loans which is the subject of the related Bill of Sale and setting forth the unpaid Principal Balance of each such related Loan.

     (D) Endorsement

          SLMA shall provide a blanket endorsement transferring the entire interest of SLMA in the related Eligible Loans to the Interim Eligible Lender Trustee on behalf of Funding with the form of endorsement provided for in the Purchase Agreement with respect to the Initial Loans or the Additional Purchase Agreement with respect to the Additional Loans.

          At the direction of and in such form as Funding may designate, SLMA also agrees to individually endorse any Eligible Loan as Funding may request from time to time.

     (E) Officer's Certificate

          SLMA shall furnish to Funding, with respect to each Bill of Sale provided in connection with each purchase of Eligible Loans pursuant to these Master Terms, an Officer's Certificate, dated as of the date of the related Bill of Sale.

     (F) Loan Transfer Statement

          Upon Funding's request, SLMA shall deliver to Funding one (1) or more Loan Transfer Statements (Department of Education Form OE 1074 or its equivalent) provided by Funding, executed by SLMA and dated the date of the related Bill of Sale. SLMA agrees that Funding and the Interim Eligible Lender Trustee may use the related Bill of Sale, including the related Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by SLMA to the Interim Eligible Lender Trustee on behalf of Funding of the Loans listed on the related Bill of Sale.

     (G) Power of Attorney

          SLMA hereby grants to Funding and the Interim Eligible Lender Trustee, on behalf of and for the benefit of Funding, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of SLMA any Eligible Loan to evidence the transfer of such Eligible Loan to Funding and the Interim Eligible Lender Trustee for the benefit of Funding and to cause to be transferred physical possession of any Note from SLMA or the Servicer to Funding or the Interim Eligible Lender Trustee or any custodian on their behalf.

     (H) Contemporaneous Sale

          Subject to the conditions set forth in Section 3.2(A) hereof, with respect to the purchase of Additional Loans, such Additional Loans shall be contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust pursuant to Section 4(H) of the Sale Agreement.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE INTERIM ELIGIBLE LENDER TRUSTEE

     (A) General

          (i) SLMA represents and warrants to Funding that with respect to the Initial Loans, as of the Closing Date, and with respect to any Additional Loans sold by it, as of the related Purchase Date:

               (a) SLMA is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

               (b) SLMA is duly organized and existing under the laws of its governing jurisdiction;

               (c) SLMA has all requisite power and authority to enter into and to perform the terms of these Master Terms, the Initial Purchase Agreement and any Additional Purchase Agreement, the Initial Bill of Sale and any Additional Bill of Sale; and

               (d) SLMA will not, with respect to any Loan purchased under Purchase Agreements executed pursuant to these Master Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of Funding.

     (B) Particular

          SLMA represents and warrants to Funding as to the Purchased Loans purchased by Funding under the Initial Purchase Agreement with respect to the Initial Loans, or each Additional Purchase Agreement with respect to the Additional Loans, in each case executed pursuant to these Master Terms that as of the date of the Initial Purchase Agreement, as of the Statistical Cutoff Date, or as of the related Additional Purchase Agreement, as applicable:

          (i) SLMA has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to those Loans;

          (ii) These Master Terms create a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Loans in favor of the Interim Eligible Lender Trustee, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from SLMA;

          (iii) The Purchased Loans constitute "Accounts" within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

          (iv) The Purchased Loans are Eligible Loans and the description of such Loans set forth in the related Purchase Agreement and the related Loan Transmittal Summary Form is true and correct;

          (v) SLMA is authorized to sell, assign, transfer and repurchase the Purchased Loans; and the sale, assignment and transfer of such Loans is or, in the case of the repurchase of a Purchased Loan repurchase by SLMA, will be made pursuant to and consistent with the laws and regulations under which SLMA operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which SLMA is a party or by which SLMA or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

          (vi) The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

          (vii) No consents and approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Interim Eligible Lender Trustee;

          (viii) Each Purchased Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; such guarantee is in full force and effect and is freely transferable to the Interim Eligible Lender Trustee on behalf of Funding as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Bill of Sale;

          (ix) Any payments on the Purchased Loans received by SLMA that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the applicable Purchased Loans as of the related Cutoff Date as stated on the related Loan Transmittal Summary Form is true and correct;

          (x) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Purchased Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

          (xi) All origination fees authorized to be collected pursuant to
          Section 438 of the Higher Education Act have been paid to the Secretary;

          (xii) Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

          (xiii) No Loan is more than two hundred ten (210) days past due as of the Statistical Cutoff Date, with respect to the Initial Loans, and the Subsequent Cutoff Date and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither SLMA nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

          (xiv) It is the intention of SLMA, the Interim Eligible Lender Trustee and Funding, and SLMA hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from SLMA to the Interim Eligible Lender Trustee, for the benefit of and on behalf of Funding, and that the beneficial interest in and title to such Loans not be part of SLMA's estate in the event of the bankruptcy of SLMA or the appointment of a receiver with respect to SLMA;

          (xv) With respect to the first sale of Loans from SLMA to the Interim Eligible Lender Trustee for the benefit of Funding, it has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Interim Eligible Lender Trustee hereunder;

          (xvi) Except for Purchased Loans executed electronically, there is only one original executed copy of the Note evidencing each Purchased Loan. For Purchased Loans that were executed electronically, the Servicer has possession of the electronic records evidencing the Note. The Interim Eligible Lender Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Notes that constitute or evidence the Purchased Loans. The Notes that constitute or evidence the Purchased Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Interim Eligible Lender Trustee. All financing statements filed or to be filed against SLMA in favor of the Interim Eligible Lender Trustee on behalf of the Purchaser in connection herewith describing the Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Interim Eligible Lender Trustee;"

          (xvii) Other than the security interest granted to the Interim Eligible Lender Trustee pursuant to this Agreement, SLMA has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Loans. SLMA has not authorized the filing of and are not aware of any financing statements against SLMA that include a description of collateral covering the Purchased Loans other than any financing statement relating to the security interest granted to the Interim Eligible Lender Trustee hereunder or any other security interest that has been terminated. SLMA is not aware of any judgment or tax lien filings against SLMA;

          (xviii) No Borrower of a Purchased Loan as of the related Cutoff Date is noted in the related Loan File as being currently involved in a bankruptcy proceeding; and

          (xix) With respect to all Additional Loans, the Funding Period is in full force and effect.

     (C) The Interim Eligible Lender Trustee represents and warrants that as of the date of each Purchase Agreement and each Bill of Sale:

          (i) The Interim Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under these Master Terms, each Purchase Agreement and each Bill of Sale;

          (ii) The Interim Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Terms and each Purchase Agreement, and these Master Terms and each Purchase Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver these Master Terms and each Purchase Agreement on its behalf;

          (iii) Neither the execution nor the delivery by it of these Master Terms and each Purchase Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Interim Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

          (iv) The Interim Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by these Master Terms, each Purchase Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6. REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

     Each party to these Master Terms shall give notice to the other parties promptly, in writing, upon the discovery of any breach of SLMA's representations and warranties made pursuant to Sections 5 (A) and (B) hereof which has a materially adverse effect on the interest of Funding in any Trust Student Loan. In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, SLMA shall repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan. In the event of such a material breach which is curable by reinstatement of the Guarantor's guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, SLMA shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period. SLMA shall also remit as provided in Section 2.6 of the Administration Agreement on the date of purchase of any Trust Student Loan pursuant to this Section 6 an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6, SLMA shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

     In addition, if any breach of Sections 5 (A) and (B) hereof by SLMA does not trigger such purchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of Funding to repay such interest to a Guarantor), or the loss (including any obligation of Funding to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then SLMA shall reimburse Funding by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy

Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where SLMA reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments. At the time such payment is made, SLMA shall not be required to reimburse Funding for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

     Anything in this Section 6 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by SLMA or the Servicer, exceeds 1% of the Pool Balance, SLMA (and the Servicer as provided in the Servicing Agreement) shall purchase, within 30 days of a written request of the Eligible Lender Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance. The Trust Student Loans to be purchased by SLMA and the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6) with Trust Student Loans with the earliest such date to be purchased first.

     In lieu of repurchasing Trust Student Loans pursuant to this Section 6, SLMA may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

               1. status (i.e., in-school, grace, deferment, forbearance or repayment);

               2. program type (i.e., Unsubsidized or Subsidized Consolidation (pre-1993 vs. post-1993));

               3.   school type;

               4.   total return;

               5.   principal balance; and

               6.   remaining term to maturity.

     In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this Section 6, SLMA shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.

     In the event that SLMA elects to substitute Eligible Loans pursuant to this
Section 6, SLMA will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. SLMA shall also remit to the Administrator an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in
Section 2.6 of the Administration Agreement. The sole remedy of Funding, the Eligible Lender Trustee and the Noteholders with respect to a breach by SLMA pursuant to Sections 5 (A) and (B) hereof shall be to require SLMA to purchase such Trust Student Loans, to reimburse Funding as provided above or to substitute Eligible Loans pursuant to this Section 6. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7. OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

     (A) Any payment received by SLMA with respect to amounts accrued after the date of the related Bill of Sale for any Purchased Loan, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by SLMA in trust for the account of Funding and SLMA hereby disclaims any title to or interest in any such amounts. Within two (2) Business Days following the date of receipt, SLMA shall remit to Funding an amount equal to any such payments along with a listing on a form provided by Funding identifying the Purchased Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

     (B) Any written communication received at any time by SLMA with respect to any Loan subject to these Master Terms or the related Purchase Agreement shall be transmitted by SLMA to the Servicer within two (2) Business Days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8. CONTINUING OBLIGATION OF THE SELLER

     SLMA shall provide all reasonable assistance necessary for Funding to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period SLMA owned the related Purchased Loan, or (b) a payment made or alleged to have been made to SLMA. Further, SLMA agrees to execute any financing statements at the request of Funding in order to reflect Funding's interest in the Loans.

SECTION 9. LIABILITY OF THE SELLER; INDEMNITIES

     SLMA shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by SLMA under these Master Terms and each related Purchase Agreement.

          (i) SLMA shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Interim Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of Funding, not including any taxes asserted with respect to, and as of the date of, the sale of the Purchased Loans to the Interim Eligible Lender Trustee on behalf of Funding, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

          (ii) SLMA shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity, and the officers, directors, employees and agents of Funding and the Interim Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, SLMA's willful misfeasance, bad faith or gross negligence in the performance of its duties under these Master Terms or by reason of reckless disregard of its obligations and duties under these Master Terms.

          (iii) SLMA shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Interim Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to these Master Terms, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Interim Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability:
          (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Interim Eligible Lender Trustee, (b) shall arise from any breach by the Interim Eligible Lender Trustee of its covenants made under any of the Basic Documents; or (c) shall arise from the breach by the Interim Eligible Lender Trustee of any of its representations or warranties made in its individual capacity set forth in these Master Terms or any Purchase Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Interim Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of SLMA, which approval shall not be unreasonably withheld.

     Indemnification under this Section 9 shall survive the resignation or removal of the Interim Eligible Lender Trustee and the termination of these Master Terms and shall include reasonable fees and expenses of counsel and expenses of litigation. If SLMA shall have made any indemnity payments pursuant to this Section 9 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to SLMA, without interest.

SECTION 10. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE SELLER

     Any Person (a) into which SLMA may be merged or consolidated, (b) which may result from any merger or consolidation to which SLMA shall be a party or (c) which may succeed to the properties and assets of SLMA substantially as a whole, shall be the successor to SLMA without the execution or filing of any document or any further act by any of the parties to these Master Terms; provided, however, that SLMA hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than SLMA, executes an agreement of assumption to perform every obligation of SLMA under these Master Terms, each Purchase Agreement and each Bill of Sale; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 shall have been breached; (iii) the surviving Person, if other than SLMA, shall have delivered to the Interim Eligible Lender Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 10 and that all conditions precedent, if any, provided for in these Master Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; and (iv) if SLMA is not the surviving entity, SLMA shall have delivered to the Interim Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Funding and the Interim Eligible Lender Trustee, respectively, in the Purchased Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11. LIMITATION ON LIABILITY OF THE SELLER AND OTHERS

     SLMA and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way SLMA's obligations under Section 6). SLMA shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Terms or any Purchase Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of SLMA will constitute the sole remedy available to the applicable Purchaser for uncured breaches; provided, however, that the information with respect to the Purchased Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance of the Purchased Loans listed on the related Bill of Sale is less than the aggregate Principal Balance stated on the related Bill of Sale, SLMA shall remit such amount to the Interim Eligible Lender Trustee, for the benefit of and on behalf of Funding. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12. LIMITATION OF LIABILITY OF INTERIM ELIGIBLE LENDER

     Notwithstanding anything contained herein to the contrary, these Master Terms and the Initial Purchase Agreement have been, and any Additional Purchase Agreement will be, signed by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Interim Eligible Lender Trustee for Funding, and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Interim Eligible Lender Trustee or Funding, under these Master Terms or any Purchase Agreements or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Funding.

SECTION 13. EXPENSES

     Except as otherwise provided herein, each party to these Master Terms or any Purchase Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Terms and any Purchase Agreement and the transactions contemplated herein or therein.

SECTION 14. SURVIVAL OF COVENANTS/SUPERSESSION

     All covenants, agreements, representations and warranties made herein and in or pursuant to each Purchase Agreement and Additional Purchase Agreement, executed pursuant to these Master Terms shall survive the consummation of the acquisition of the Purchased Loans provided for in the related Purchase Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of SLMA shall bind and inure to the benefit of any successors or assigns of Funding and the Interim Eligible Lender Trustee on behalf of Funding and shall survive with respect to each Purchased Loan. Each Purchase Agreement supersedes all previous agreements and understandings between Funding and SLMA with respect to the subject matter thereof. These Master Terms and any Purchase Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by Funding of any covenant, agreement, representation or warranty required to be made or furnished by SLMA or the waiver by Funding of any provision herein contained or contained in any Purchase Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Purchase Agreement, be construed to lessen the right of Funding to insist upon the performance by SLMA in strict accordance with said terms.

SECTION 15. COMMUNICATION AND NOTICE REQUIREMENTS

     All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to SLMA or Funding, as the case may be, addressed as set forth in the related Purchase Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to SLMA or Funding by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16. FORM OF INSTRUMENTS

     All instruments and documents delivered in connection with these Master Terms and any Purchase Agreement, and all proceedings to be taken in connection with these Master Terms and any Purchase Agreement, and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Funding shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17. AMENDMENT

     These Master Terms, any Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee, materially and adversely affect the interest of any such Noteholder.

     These Master Terms, any Purchase Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by SLMA, the Interim Eligible Lender Trustee and Funding, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Purchased Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

     Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Interim Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Noteholders pursuant to this
Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to these Master Terms, the Interim Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by these Master Terms and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement. The Interim Eligible

Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Interim Eligible Lender Trustee's own rights, duties or immunities under these Master Terms or otherwise.

SECTION 18. NONPETITION COVENANTS

     Notwithstanding any prior termination of these Master Terms, SLMA and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause Funding to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Funding under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of Funding or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Funding.

SECTION 19. GOVERNING LAW

     These Master Terms and any Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the parties hereto have caused these Master Terms to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

STUDENT LOAN MARKETING                             SLM FUNDING LLC
ASSOCIATION (Seller)                               (Purchaser)


By: /s/ MICHAEL E. SHEEHAN                         By: /s/ MARK L. HELEEN
    -------------------------                          -------------------------
Name: Michael E. Sheehan                           Name: Mark L. Heleen
Title: Vice President                              Title: Vice President


CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION,
not in its individual capacity but
solely as Interim Eligible Lender Trustee


By: /s/ JOHN J. CASHIN
    -------------------------
Name: John J. Cashin
Title: Vice President

                                                                       Exhibit A

                           INITIAL PURCHASE AGREEMENT
                            Dated as of June 10, 2004

                           PURCHASE AGREEMENT NUMBER 1

          Pursuant to the Master Terms (as defined below), SLMA hereby offers for sale to Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC ("Funding") under the Interim Trust Agreement dated as of June 1, 2004 between Funding and the Interim Eligible Lender Trustee, the entire right, title and interest of SLMA in the Loans described in the related Bill of Sale and the related Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Interim Eligible Lender Trustee for the benefit of Funding accepts SLMA's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days Delinquent as of the Statistical Cutoff Date, which date shall be May 24, 2004.

                         TERMS, CONDITIONS AND COVENANTS

     In consideration of the Purchase Price, SLMA hereby sells to the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of SLMA in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000 (the "Master Terms") and any amendments thereto, incorporated herein by reference, among SLMA, Funding, and the Interim Eligible Lender Trustee. The Initial Payment for the Loans shall equal $121,764,822.23 equal to $1,735,631,500 (representing the sale price of the Floating Rate Notes less underwriters' discounts and fees), plus $1,295,956,000 (representing the sale price of the Reset Rate Notes less initial purchasers' commissions and fees), less $7,425,742 (representing the Reserve Account Initial Deposit), less $35,000,000 (representing the Capitalized Interest Account Initial Deposit), less $155,000 (representing the Interest Rate Cap Agreement Upfront Payment), less $3,200,000 (representing the Collection Account Initial Deposit), less $589,349,348 (representing the Pre-Funding Account Initial Deposit), less $2,271,171,499.15 (representing the purchase price of the Trust Student Loans being sold to the Interim Eligible Lender Trustee by SLM Education Loan Corp. and VG Funding, LLC contemporaneous herewith).

     This document shall constitute the Initial Purchase Agreement referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms. All references in the Master Terms to Loans or Initial Loans or to Purchased Loans, as applicable, shall be deemed to refer to the Loans governed by this Initial Purchase Agreement. SLMA hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Master Terms regarding the Initial Loans described in the Initial Bill of Sale and the related Loan Transmittal Summary Form, as of the Closing Date.

     SLMA authorizes the Interim Eligible Lender Trustee for the benefit of Funding to use a copy of the Initial Bill of Sale, including the Loan Transmittal Summary Form attached to the Initial Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantors of assignment to the Interim Eligible Lender Trustee on behalf of Funding of the Initial Loans purchased pursuant hereto on the Closing Date.

     The parties hereto intend that the transfer of Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans from SLMA to the Interim Eligible Lender Trustee for the benefit of Funding. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then SLMA hereby grants to the Interim Eligible Lender Trustee for the benefit of Funding a first priority security interest in and to all Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

     IN WITNESS WHEREOF, the parties hereto have caused this Initial Purchase Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                           STUDENT LOAN MARKETING ASSOCIATION
                                           (Seller)


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           SLM FUNDING LLC
                                           (Purchaser)


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           CHASE MANHATTAN BANK
                                           USA, NATIONAL ASSOCIATION, not in its
                                           individual capacity but solely as
                                           Interim Eligible Lender Trustee


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                       INITIAL PURCHASE AGREEMENT NUMBER 1
                     BLANKET ENDORSEMENT DATED JUNE 10, 2004

Student Loan Marketing Association ("SLMA"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the "Notes") described in the Initial Bill of Sale executed by SLMA in favor of Chase Manhattan Bank USA, National Association, as the Interim Eligible Lender Trustee for the benefit of SLM Funding LLC ("Funding"). This endorsement is in blank, unrestricted form and without recourse except as provided in
Section 6 of the Master Terms referred to in the Initial Purchase Agreement among SLMA, Funding and the Interim Eligible Lender Trustee which covers the promissory note.

     This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

     Notwithstanding the foregoing, SLMA agrees to individually endorse each
Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE PURCHASED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE INITIAL PURCHASE AGREEMENT. BY EXECUTION HEREOF, SLMA ACKNOWLEDGES THAT SLMA HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE INITIAL PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING'S PAYMENT TO SLMA OF THE INITIAL PAYMENT (AS DEFINED IN THE MASTER TERMS) AND, UNLESS OTHERWISE AGREED BY SLMA AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE INITIAL BILL OF SALE.

     IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

---------------------------------------   --------------------------------------

SELLER                                    PURCHASER
---------------------------------------   --------------------------------------

Student Loan Marketing Association        Chase Manhattan Bank USA, National
11600 Sallie Mae Drive                    Association, not in its individual
Reston, Virginia 20193                    capacity but solely as Interim
                                          Eligible Lender Trustee for the
Lender Code:                              benefit of SLM Funding LLC
             --------------------------


By:                                       By:
    -----------------------------------       ----------------------------------
    (Signature of Authorized Officer)         (Signature of Authorized Signatory
                                              for Purchaser)

Name:                                     Name:
      ---------------------------------         --------------------------------

Title:                                    Title:
       --------------------------------          -------------------------------

                                          Date of Purchase:
                                                            --------------------

---------------------------------------   --------------------------------------

                                                                       Exhibit B

                    INITIAL BILL OF SALE DATED JUNE 10, 2004

     The undersigned ("SLMA"), for value received and pursuant to the terms and conditions of Purchase Agreement Number 1 (the "Purchase Agreement") among SLM Funding LLC ("Funding"), and Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of June 1, 2004 between Funding and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of Funding and its assignees all right, title and interest of SLMA, including the insurance interest of SLMA under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase. The portfolio of Initial Loans accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

     SLMA hereby makes the representations and warranties set forth in Section 5 of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Initial Purchase Agreement. SLMA authorizes the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the Initial Loans on the Closing Date.

                       LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

..    Not in claims status, not previously rejected
..    Not in litigation
..    Last disbursement was on or before the related Cutoff Date
..    Loan is not swap-pending

*Based upon SLMA's estimated calculations, which may be adjusted upward or downward based upon Funding's reconciliation.
** Includes interest to be capitalized.

Guarantor(s): [SLM TO ADVISE REGARDING SPLIT AMONG SELLERS]

American Student Assistance
California Student Aid Commission
Colorado Student Loan Program
Connecticut Student Loan Foundation
Educational Credit Management Corporation of Virginia
Florida Bureau of Student Financial Assistance
Georgia Higher Education Assistance Corporation
Great Lakes Higher Education Corporation
Illinois Student Assistance Commission
Iowa College Student Aid Commission
Kentucky Higher Education Assistance Authority
Louisiana Office of Student Financial Assistance
Michigan Guaranty Agency
Montana Guaranteed Student Loan Program
Nebraska Student Loan Program
New Jersey Office of Student Assistance
New York State Higher Education Services Corporation
Northwest Education Loan Association
Oklahoma Guaranteed Student Loan Program
Oregon State Scholarship Commission
Pennsylvania Higher Education Assistance Agency
Student Loan Guarantee Foundation of Arkansas, Inc.
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Initial Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

---------------------------------------   --------------------------------------

SELLER                                    PURCHASER
---------------------------------------   --------------------------------------

Student Loan Marketing Association        Chase Manhattan Bank USA, National
11600 Sallie Mae Drive                    Association, not in its individual
Reston, Virginia 20193                    capacity but solely as Interim
                                          Eligible Lender Trustee for the
Lender Code:                              benefit of SLM Funding LLC
             --------------------------


By:                                       By:
    -----------------------------------       ----------------------------------
    (Signature of Authorized Officer)         (Signature of Authorized Signatory
                                              for Purchaser)

Name:                                     Name:
      ---------------------------------         --------------------------------

Title:                                    Title:
       --------------------------------          -------------------------------

                                          Date of Purchase:
                                                            --------------------

---------------------------------------   --------------------------------------

                                                                       Exhibit C

                   ADDITIONAL PURCHASE AGREEMENT NUMBER [   ]
                                                         ---
                           Dated as of [      ], 2004
                                        ------

                   ADDITIONAL PURCHASE AGREEMENT NUMBER [   ]
                                                         ---

     SLMA hereby offers for sale to Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of SLM Funding, LLC ("Funding"), under the Interim Trust Agreement dated as of June 1, 2004 between the Purchaser and the Interim Eligible Lender Trustee, the entire right, title and interest of SLMA in the Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form incorporated herein, and, to the extent indicated below, the Interim Eligible Lender Trustee for the benefit of Funding accepts SLMA's offer.

                         TERMS, CONDITIONS AND COVENANTS

     In consideration of the Purchase Price, SLMA hereby sells to the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of SLMA in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000, dated June 10, 2004 (the "Master Terms"), and any amendments thereto permitted by its terms, incorporated herein by reference, among SLMA, Funding and the Interim Eligible Lender Trustee. The applicable Additional Loans
Purchase Price shall be $[      ].
                          ------

     This document shall constitute an Additional Purchase Agreement as referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms. All references in the Master Terms to Loans or Additional Loans or to Purchased Loans, as applicable, shall be deemed to refer to the Additional Loans governed by this Additional Purchase Agreement. SLMA hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Master Terms regarding the Additional Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form, as of the related Purchase Date.

     SLMA authorizes the Interim Eligible Lender Trustee for the benefit of the Purchaser to use a copy of the related Additional Bill of Sale, including the Loan Transmittal Summary Form attached to such Additional Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Interim Eligible Lender Trustee on behalf of the Purchaser of the Loans purchased pursuant hereto on the Purchase Date.

     The parties hereto intend that the transfer of Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans from SLMA to the Interim Eligible Lender Trustee for the benefit of the Purchaser. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then SLMA hereby grants to the Interim Eligible Lender Trustee for the benefit of the Purchaser a first priority security interest in and to all Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

     IN WITNESS WHEREOF, the parties hereto have caused this Additional Purchase Agreement Number [ ] to be duly executed by their respective officers hereunto
                  --
duly authorized, as of the day and year first above written.

                                           STUDENT LOAN MARKETING ASSOCIATION
                                           (Seller)


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           SLM FUNDING LLC
                                           (Purchaser)


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           CHASE MANHATTAN BANK
                                           USA, NATIONAL ASSOCIATION, not in its
                                           individual capacity but solely as
                                           Interim Eligible Lender Trustee


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                   ADDITIONAL PURCHASE AGREEMENT NUMBER [   ]
                                                         ---
                 [   ] BLANKET ENDORSEMENT DATED [      ], 2004
                  ---                             ------

Student Loan Marketing Association ("SLMA"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the "Notes") described in the Additional Bill of Sale executed by SLMA in favor of Chase Manhattan Bank USA, National Association, as the Interim Eligible Lender Trustee for the benefit of SLM Funding LLC ("Funding"). This endorsement is in blank, unrestricted form and without recourse except as provided in
Section 6 of the Master Terms referred to in the Additional Purchase Agreement among SLMA, Funding and the Interim Eligible Lender Trustee which covers the promissory note (the "Additional Purchase Agreement").

     This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

     Notwithstanding the foregoing, SLMA agrees to individually endorse each
Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE ADDITIONAL LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE RELATED ADDITIONAL PURCHASE AGREEMENT. BY EXECUTION HEREOF, SLMA ACKNOWLEDGES THAT SLMA HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE ADDITIONAL PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING'S PAYMENT TO SLMA OF THE ADDITIONAL LOANS PURCHASE PRICE AND, UNLESS OTHERWISE AGREED BY SLMA AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE ADDITIONAL BILL OF SALE.

     IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

---------------------------------------   --------------------------------------

SELLER                                    PURCHASER
---------------------------------------   --------------------------------------

Student Loan Marketing Association        Chase Manhattan Bank USA, National
11600 Sallie Mae Drive                    Association, not in its individual
Reston, Virginia 20193                    capacity but solely as Interim
                                          Eligible Lender Trustee for the
Lender Code:                              benefit of SLM Funding LLC
             --------------------------


By:                                       By:
    -----------------------------------       ----------------------------------
    (Signature of Authorized Officer)         (Signature of Authorized Signatory
                                              for Purchaser)

Name:                                     Name:
      ---------------------------------         --------------------------------

Title:                                    Title:
       --------------------------------          -------------------------------

                                          Date of Purchase:
                                                            --------------------

---------------------------------------   --------------------------------------

                                                                       Exhibit D

                             ADDITIONAL BILL OF SALE
                              DATED [      ], 2004
                                     ------

     The undersigned ("SLMA"), for value received and pursuant to the terms and
conditions of Additional Purchase Agreement Number [   ] (the "Purchase
                                                    ---
Agreement") among SLM Funding LLC ("Funding"), and Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of June 1, 2004 between Funding and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of Funding and its assignees all right, title and interest of SLMA, including the insurance interest of SLMA under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase. The portfolio of Additional Loans accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

     SLMA hereby makes the representations and warranties set forth in Section 5 of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Additional Purchase Agreement related hereto. SLMA authorizes the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the portfolio of Additional Loans accepted for purchase, on the Purchase Date.

                       LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

..    Not in claims status, not previously rejected
..    Not in litigation
..    Last disbursement was on or before the related Subsequent Cutoff Date
..    Loan is not swap-pending

*Based upon SLMA's estimated calculations, which may be adjusted upward or downward based upon Funding's reconciliation.
** Includes interest to be capitalized.

Guarantor(s):

[TO BE PROVIDED]

     IN WITNESS WHEREOF, the parties hereto have caused this Additional Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

---------------------------------------   --------------------------------------

SELLER                                    PURCHASER
---------------------------------------   --------------------------------------

Student Loan Marketing Association        Chase Manhattan Bank USA, National
11600 Sallie Mae Drive                    Association, not in its individual
Reston, Virginia 20193                    capacity but solely as Interim
                                          Eligible Lender Trustee for the
Lender Code:                              benefit of SLM Funding LLC
             --------------------------


By:                                       By:
    -----------------------------------       ----------------------------------
    (Signature of Authorized Officer)         (Signature of Authorized Signatory
                                              for Purchaser)

Name:                                     Name:
      ---------------------------------         --------------------------------

Title:                                    Title:
       --------------------------------          -------------------------------

                                          Date of Purchase:
                                                            --------------------

---------------------------------------   --------------------------------------

                                                                         Annex I

                          LOAN TRANSMITTAL SUMMARY FORM

                              Principal Balance
Additional Loans   as of the related Subsequent Cutoff Date   Purchase Price
----------------   ----------------------------------------   --------------